UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2015

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
 (Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On December 10, 2015, Yum! Brands, Inc. issued a press release announcing their intention to return up to $6.2 billion to shareholders prior to separation completion, confirming 2015 EPS guidance, providing 2016 Operating Profit outlook, providing November China Division sales update and reaffirming China Division fourth quarter sales guidance. That press release is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated December 10, 2015

Yum! Brands, Inc. to discuss further details of separation into two independent companies with strong growth profiles at annual investor conference today.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	December 10, 2015	/s/ Scott A. Catlett
Vice President and Deputy
General Counsel